October 2007 OTCBB: BRCR, BRCRW, BRCRU Exhibit 99.1

Forward-Looking Statements
We caution you that this presentation includes “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995 and is subject to the safe harbor created by that Act. Among other things, these statements relate to our financial condition, results of operations and business. These forward-looking statements are generally identified by the words or phrases “would be,” “will allow,” “expect to,” “intend to,” “will continue,” “is anticipated,” “estimate,” “plan,” “may,” “believe,” “implement,” “build,”
“project” or similar expressions and references to strategies or plans.
While we provide forward-looking statements to assist in the understanding of our anticipated future financial performance, we caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date that we make them. Forward-looking statements are subject to significant risks and uncertainties, many of which are beyond our control. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Actual results may differ materially from those contained in or implied by these forward-looking statements for a variety of reasons. Risks and uncertainties include, but are not limited to:
– A significant part of our business strategy involves originating new loans and our failure to grow may adversely affect our business, prospects, results of operations and financial condition.
– Our borrower’s financial performance (which may be affected by, among other conditions, a softening insurance market and rising interest rates) may adversely affect their ability to repay amounts due to us.
– Our financial condition could be adversely affected if we are unable to fund our loans through sales to third parties.
– We make certain assumptions regarding the profitability of our securitizations, participations, warehouse lines and other funding vehicles which may not prove to be accurate.

Forward-Looking Statements
– The value of the collateral securing our loans to borrowers may be adversely affected by our borrowers’ actions.
– Potential litigation and regulatory proceedings could materially adversely affect our financial condition.
– We are dependent on key personnel.
– We may be required to repurchase loans sold with recourse or make payments on guarantees.
– We may not be able to accurately report our financial results or prevent fraud if we fail to maintain an effective system of internal controls over financial reporting.
– Efforts to comply with the Sarbanes-Oxley Act will entail significant expenditures; non-
compliance with the Sarbanes-Oxley Act may adversely affect us.
– We may not be able to achieve the loan origination, loan pricing, operating expense, sources of funding, fee and other income levels we have assumed.
– We may not be able to secure the lines of credit and additional sources of funding necessary to accommodate our growth
– Changes in economic, political and regulatory environments, governmental policies, laws and regulations, including changes in accounting policies and standards and taxation requirements
(such as new tax laws and new or revised tax law interpretations) could materially adversely affect our operations and financial condition.
We expressly disclaim any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in our views or expectations, or otherwise.

- 4 - Table of Contents Overview Why Specialty Finance & Why BCC? The Company Recent & Historical Financials Investment Conclusions Appendix

Overview
Specialty finance company making senior secured loans to insurance-related businesses
-
Borrowers include: retail insurance agencies (primarily P&C), managing general agencies, and funeral homes that sell pre-need life insurance products
-
Primarily provide acquisition financing backed by personal guarantees
Merged with Oakmont Acquisition Corp. in July 2007
-
Stock for stock merger; no cash out
-
Approximately $40 million in net proceeds to BCC; will fund continued growth of the portfolio
-
Approximately 26 million shares outstanding and 17 million publicly traded warrants
-
Earnout based on 2007 and 2008 adjusted earnings of $15.0 million and $19.0 million, respectively (5 million shares)
Previously a wholly-owned subsidiary of Brooke Corp. (Nasdaq:BXXX)
-
Brooke Corp. remains the majority shareholder (62% of common shares currently issued and outstanding)
2006 revenues of $26.8 million; net income of $7.0 million
Seeking listing on a National Exchange; in SOX 404 testing phase

- 6 - Why Specialty Finance & Why BCC?

Why Specialty Finance?
Growth potential with limited competition
-
Traditional banks and lenders lack underwriting expertise to effectively measure and control credit quality
Provides access to traditional lenders
-
Traditional lenders often tap niche industries by funding specialty finance companies such as BCC, or purchasing loans/asset-backed securities
-
Relationships with traditional lenders strengthen funding capacity
Typically target underserved and niche growth industries
-
Marketing efforts are effective and cost efficient due to targeted industry focus
Investors benefit from lender specialization
-
Better underwrite, measure and control loan quality
Products appeal to small business owners
-
Loan products are more specific to a borrower’s business
-
More flexible and accommodating capital

Why BCC?
Leading U.S. provider of senior secured loans
insurance-related businesses
-
Premier specialty finance company serving
this segment
-
Loan portfolio: $593.6 mm at 6/30/07 vs.
$483.3 mm at 12/31/06
Large, attractive, underserved target markets
-
Over 37,500 independent insurance agencies in the U.S.
1
• Entrepreneurs nearing retirement seeking liquidity
• Agencies have strong, predictable cash flow
-
Over 21,000 independent funeral homes in the U.S.
2
• Deconsolidation trend of smaller funeral homes from public company consolidators creates need for acquisition financing
1 According to FutureOne 2006 Agency Universe Study conducted by Independent Insurance Agents and Brokers of America.
2 According to 2004 National Directory of Morticians.
Retail Agency
(franchise)
$325.3 million
55%
Retail Agency
(non-franchise)
$69.2 million
12% Misc. Loans
$4.8 million
1%
MGA Loans
$126.5 million
21%
Funeral Home Loans
$67.8 million
11%

Why BCC?
High level of visibility; revenues derived from:
- Interest and servicing spreads – interest spreads typically 2.35% to
4.85%; improve as loan programs evolve
- Gains on sales of loans
Proprietary relationships present substantial competitive advantages
- Loan sourcing network provides steady stream of high-quality candidates
- Loan funding network of 150+ institutions
Proprietary collateral preservation platform produces superior credit quality control
- Payment lockbox controls cash flow to BCC from most retail agency borrowers
- Utilize licensed insurance professionals and funeral home directors to closely monitor borrowers and fix distressed businesses
- Low historical delinquency and default rates

Why BCC?
Strong loan portfolio growth: 5-year CAGR of 62% (2001 – 2006)
- Grew 74% during fiscal 2006 to approximately $483 million
- Generated $672 million in new loans since 2001
Pioneered securitization program of insurance agency loans; mature model
- Six securitizations with asset-backed securities issued of approximately
$188 million
- Superior due diligence and underwriting and loan servicing discipline
- Five credit or warehouse facilities totaling approximately $250 million;
approximately $105 million availability
1
– immediate source of loan
funding
- Increase in DZ Bank warehouse from $80 million to $150 million
September 1, 2007
Strong earnings growth: 3-year CAGR of 48% (2004-2006)
1 As of 6/30/07.  Does not include $70 million increase to DZ Bank warehouse line.

- 11 - The Company

Measure loan quality through extensive credit analysis, background checks, in-person interviews, personality and skills testing and third-
party diligence
Deep expertise in underwriting loans to a demographic with intangible business assets
Standard loan servicing:
-
Boarding loans, collecting and processing loan payments;
performed primarily by third-party firms such as Bank of New York or Textron Financial
Special loan servicing:
-
Close monitoring and ranking of loan performance and utilization of collateral preservation and loss mitigation activities to preserve underperforming loans
Steady stream of loan referrals from three primary sources:
-
Proprietary Loan Sourcing Network
-
Brooke Franchise, a nationwide franchisor of property and
casualty insurance agencies
-
Internal loan-sourcing professionals
LOAN
SOURCING
LOAN
UNDERWRITING
ONGOING
LOAN
SERVICING
Business Model

Loan Summary as of June 30, 2007
Loan Amount $325.3 mm $69.2 mm $67.8 mm $126.5 mm
Number of
Loans
1,026 113 83 20
Number of
Obligors
1,668 106 56 20
Average Loan
Size
$317,034 $612,447 $817,316 $6.3 million
Maximum
Maturity
15 years 12 years 15 years 10 years
MGA Loans
Funeral
Home Loans
Retail Agency
Loans
(Non-
Franchise)
Retail
Agency
Loans
(Franchise)

Maintain four lines of credit for on-balance sheet funding
Bank lines used for immediate on-balance sheet funding needs
Cumulative availability of $105 million as of 6/30/07
1
Cost of funds should further improve as loan portfolio seasons
BCC pioneered the securitization of insurance agency loans
Completed six securitizations to date and issued
approximately $188 million in asset-backed securities
Fifth Third Bank credit facility for $150 million
Non-recourse sale of loan participation interests in loans
BCC is responsible for ongoing servicing but transfers credit risk off-balance sheet to loan participants
Used as a seasoning platform for new loan types
Loan Funding
Loan
Participations
Loan
Securitizations
/ Facilities
Warehouse
Lines
On-Balance Sheet Funding Methods
Off-Balance Sheet Funding Methods
Participations
Securitizations
On-Balance Sheet
Off-Balance Sheet Warehouse
6/30/07
12/31/06
12/31/05
1 Does not include $70 million increase to DZ Bank warehouse line.  Includes off-balance sheet Fifth Third facility availability of $23 million.
34.9%
24.4%
14.2%
26.5%
31.1%
34.7%
34.1%
34.4%
50.7%
15.0%

BROOKE CREDIT CORPORATION
Brooke Credit Corporation

Growth Strategy
Enhance Marketing Effort
-
Continue expanding relationships with consultants, consolidators, and franchisors
-
Increase direct marketing efforts to banks and business owners
-
New website in development
Further Streamline Underwriting
-
Increase efficiency of underwriting process by expanding personnel resources, enhancing risk profiling measures, and emphasizing senior management oversight to ensure future credit quality
Further Streamline Special Loan Servicing Activities
-
Continue raising reporting requirements, expanding and developing special loan servicing personnel, and emphasizing oversight by senior staff on loss mitigation activities
Develop New Collateral Preservation Services Relationships
-
Increasing relationships with collateral preservation agents will assist in portfolio growth and provide expertise in possible additional vertical markets
Enhance Loan Funding
-
Through several courses of action, continue to negotiate increasingly favorable pricing spreads and expand network of bank relationships to enhance cost and efficiency of loan funding activities

Key Executives
Mick Lowry
– President, CEO and Director
- First BCC employee (1998); BCC had $10mm portfolio – was hired to grow the business
- Served in current role since 2003
- Prior experience: Sunflower Bank in Salina, Kansas
Andrea Bielsker –
CFO
- Joined BCC In 2007
- Prior experience: Great Plains Energy and Kansas City Power and Light,
CFO
Anita Larson
– Chairman of the Board
- Joined Brooke Corp. in 1999
- Chairman of BCC since April 2006
- Prior experience: President/COO of Brooke Corp.; The Equitable Life
Assurance Society of the United States; First Security Benefit Life
Insurance and Annuity Company

- 17 - Historical & Recent Financial Results

$5.0
$7.3
$18.2
$39.2
$64.4
$52.0
$73.9
$-
$10
$20
$30
$40
$50
$60
$70
$80
2002 2003 2004 2005 2006 As of
6/30/06
As of
6/30/07
$15.8
$23.5
$24.8
$41.0
$64.1
$65.4
$127.8
$-
$20
$40
$60
$80
$100
$120
$140
$160
Apr. 03 Nov. 03 Jun. 04 Mar. 05 Dec. 05 Jul. 06 Mar. 07*
Historical Operating Results
Revenues
$4.3
$6.7
$7.9
$17.1
$24.7
$39.7
$9.7
$24.7
$-
$5
$10
$15
$20
$25
$30
$35
$40
$45
2002 2003 2004 2005 2006 LTM
6/30/07
YTD
6/30/06
YTD
6/30/07
Book Value
Loan Portfolio Growth
$42.8
$60.3
$108.3
$183.4
$277.4
$483.3
$593.6
$-
$100
$200
$300
$400
$500
$600
$700
2001 2002 2003 2004 2005 2006 As of
6/30/07
Loans Portfolio Balance Originations
Securitizations / Off-Balance Sheet Financings
$150.0
* Fifth Third off-balance sheet facility established 3/30/07; $127.8 million in loan balances off balance sheet as of 3/31/07.
Undrawn Portion of Facility

Historical Financial Performance
*  Pro Forma is adjusted to reflect the merger with Oakmont Acquisition Corp. See appendix for detailed footnotes.
($ in thousands) Fiscal Year Ended December 31, Six Months Ended June 30,
2004 2005 2006 2006 2007
Income Statement:
Interest Income, Net 5,739 $       10,674 $     19,147 $     7,638 $       12,797 $
Gain on Sale of Notes Receivable 2,054          6,110          5,320          1,875          11,583
Other Income (Loan Prepayment Fees) 64               316             224             223             348
Total Income 7,857          17,100        24,691        9,736          24,728
Interest Expense (717)            (1,920)         (3,125)         (1,013)         (2,033)
Payroll Expense (1,441)         (1,483)         (1,596)         (794)            (1,124)
Amortization (servicing asset only) (973)            (1,120)         (876)            (384)            (575)
Total Other Operating Expenses (727)            (1,453)         (3,910)         (1,986)         (4,233)
Total Operating Expenses (3,858)         (5,976)         (9,507)         (4,177)         (7,965)
Income from Operations 3,999          11,124        15,184        5,559          16,763
Other Expenses
Interest Expense (648)            (1,288)         (3,919)         (1,411)         (3,141)
Income Before Taxes 3,351          9,836          11,265        4,148          13,622
Taxes (1,139)         (3,738)         (4,281)         (1,576)         (5,177)
Net Income 2,212 $       6,098 $       6,984 $       2,572 $       8,445 $
As of June 30, 2006
Brooke Pro
Credit Adjustments Forma*
Selected Balance Sheet Data:
Total Assets 217,265 $   38,122 $     255,387 $
Total Liabilities 143,334      -                   143,334
Shareholder's Equity 73,931        38,122        112,053

Investment Conclusions
Large, attractive target markets with underserved need
Compelling competitive strengths, including proprietary sourcing and funding relationships
Strong earnings visibility resulting from seasoned loans
Payment lockbox controls cash flow from most retail agency
borrowers
Ability to grow portfolio via other insurance related verticals
Experienced management team with proven ability to deliver results
Equity capital will be used to fund the continued growth of the portfolio

- 21 - APPENDIX

Ownership
Public Stockholders Brooke Corp.
BCC Management
Other BCC Equityholders
Basic Diluted Basic Diluted
26.9%
4.8%
5.0%
63.3%
41.2%
3.2%
3.1%
52.5%
31.9%
4.3%
4.4%
59.4%
58.4%
2.6%
2.7%
36.3%
Proforma Ownership (Assuming Earnout)¹
Proforma Ownership (Assuming NO Earnout)²
(thousands)
Basic³
Diluted
4
Basic³
Diluted
4
Public Stockholders 8,569       26.9% 25,719     52.5% Public Stockholders 8,569       31.9% 25,719     58.4%
Brooke Corp. 20,184     63.3% 20,184     41.2% Brooke Corp. 15,967     59.4% 15,967     36.3%
BCC Management 1,584       5.0% 1,584       3.2% BCC Management 1,187       4.4% 1,187       2.7%
Other Existing BCC Equityholders
5
1,537       4.8% 1,537       3.1% Other Existing BCC Equityholders
5
1,151       4.3% 1,151       2.6%
  Total 31,874 100.0% 49,024 100.0%   Total 26,874 100.0% 44,024 100.0%
Notes:
1
Earnout consists of 4,000,000 shares to be issued upon BCC achieving 2007 adjusted earnings of at least $15.0 million, and 1,000,000 shares to be issued upon BCC achieving 2008 adjusted earnings of at least $19.0 million.
2
Assumes that none of the 5,000,000 potential earnout shares are issued.
3
Assumes no Oakmont warrants exercised.
4
Assumes the exercise of all outstanding Oakmont warrants.
5
Other Existing BCC Equityholders shares represent not yet issued shares underlying outstanding BCC warrants and are not included in common shares issued and outstanding as referenced on page four of this presentation.

Footnotes to Pro Forma Balance Sheet
Significant Assumptions and Adjustments
The following reflect adjustments to Oakmont cash:
The following will be recorded to Stockholders’ Equity as a result of the Brooke Credit merger:
$ 41,122
(1,000) Less Estimated Oakmont transaction costs
(785) Oakmont liabilities
(438) Less: Deferred interest on above
(6,250) Less: Cash paid upon conversion of common stock*
$ 49,595 Oakmont Cash
June 30, 2007
* Approximately 13.48% of net proceeds from Oakmont’s initial public offering deposited into the trust account, which amounted to approximately
$46,349,000 based on the 1,156,249 shares requesting conversion.
$ 37,921 Pro forma additional paid-in capital adjustment
(3,000) Brooke Credit Corporation’s estimated transaction costs
(201) Conversion of Brooke Credit common stock for Oakmont common stock*
$ 41,122 Cash to Brooke Credit Corporation from Oakmont
June 30, 2007
* Assumes no exercise of Brooke Credit warrants.